UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/18/2006

VALASSIS COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10991

DE	38-2760940
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

19975 Victor Parkway, Livonia, MI 48152
(Address of principal executive offices, including zip code)

734-591-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On January 18, 2006, Valassis Communications, Inc. (the "Registrant") filed a lawsuit in the United States District Court, Eastern District of Michigan, Southern Division, against News America Incorporated a/k/a News America Marketing Group, News America FSI, Inc. a/k/a News America Marketing FSI, LLC and News America Marketing In-Store Services, Inc. a/k/a News America Marketing In-Store Services, LLC (the "Defendant") alleging antitrust violations pursuant to Sections 1, 2 and 3 of the Sherman Antitrust Act, violations of various state competition statutes, tortuous interference with business expectancy and tortuous interference with business relations.

        The Complaint with respect to these matters is attached hereto as Exhibit 99.1.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

Date: January 18, 2006	By:	/s/ Barry P. Hoffman
Barry P. Hoffman
Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Complaint filed January 18, 2006 in the United States District Court Eastern District of Michigan Southern Division.